UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 17, 2013
THQ INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-18813	13-3541686
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29903 Agoura Road, Agoura Hills, CA	91301
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (818) 871-5000
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03	Bankruptcy or Receivership.
As previously disclosed, on December 19, 2012, THQ Inc. (the “Company”) and certain of its subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (collectively, the “Chapter 11 Cases”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). Since filing their petitions, the Debtors have operated as debtors in possession under the jurisdiction of the Bankruptcy Court.
On July 17, 2013, the Bankruptcy Court entered an order (Docket No. 929) (the “Confirmation Order”) confirming the Second Amended Chapter 11 Plan of Liquidation of THQ Inc. and Its Affiliated Debtors, dated July 16, 2013 (Docket No. 925) (as may be amended, modified, and/or supplemented, the “Plan”). Previously, the Debtors filed with the Bankruptcy Court the Disclosure Statement for the First Amended Chapter 11 Plan of THQ Inc. and Its Affiliated Debtors, dated May 28, 2013 (Docket No. 710) (the “Disclosure Statement”). The description of the Confirmation Order and the Plan contained herein does not purport to be complete and is qualified in its entirety by reference to the Confirmation Order and the Plan. A copy of the Plan, as confirmed, is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Copies of the Confirmation Order and the Plan are also publicly available at http://www.kccllc.net/thq. In addition, documents filed in connection with the Chapter 11 Cases (other than documents filed under seal or otherwise subject to confidentiality protections) will be accessible at the Bankruptcy Court’s Internet site, www.deb.uscourts.gov, through an account obtained from Pacer Service Center at 1-800-676-6856. Capitalized terms used herein that are not otherwise defined have the meaning assigned in the Plan.
In accordance with section 6.04 of the Plan, the Plan became effective on August 2, 2013 (the “Effective Date”). The Plan is a liquidating plan. As previously disclosed, the Debtors’ principal operating assets have already been sold pursuant to section 363 of the Bankruptcy Code during the pendency of the Chapter 11 Cases. The objectives of the Plan are to effect the substantive consolidation of the Debtors and provide a mechanism for the prompt liquidation of the remaining assets of the Debtors, and distribution of the proceeds thereof to Holders of Allowed Claims. The Plan also establishes the Litigation Trust and the Stock Trust. On the Effective Date, all Equity Interests in the Company were canceled and extinguished and a single share of stock in the Company was issued to the Stock Trust, which it will hold for the benefit of the former holders of Company stock, and such share of stock will remain outstanding until the registrant is dissolved in accordance with the Plan. The Litigation Trust was vested with the Derivative Actions. The Company is empowered to resolve Claims, liquidate or dispose of the Debtors’ remaining property, and make Cash Distributions pursuant to the terms of the Plan.

The Plan classifies Claims and Equity Interests, except for certain claims that are not classified, for all purposes, including distributions under the Plan. The treatment in the Plan is in full and complete satisfaction of the legal, contractual, and equitable rights that each person holding an Allowed Claim or an Allowed Equity Interest may have in or against the Debtors or their property. Except as specifically set forth in the Plan, no distributions will be made and no rights will be retained on account of any Claim or Equity Interest that is not an Allowed Claim or Allowed Equity Interest.
Article IV of the Plan provides for distributions to creditors and Holders of Equity Interests.
Pursuant to section 4.07 and 4.08 of the Plan, the Holders of Allowed Securities Law Claims and Equity Interests may not receive any Distributions on account of such Claims. Such parties will be Stock Trust Beneficiaries. In the event surplus funds remain in the Company after all Holders of Allowed Claims receive the Distributions provided for in Article IV of the Plan, on account of such Allowed Claims, any remaining Net Proceeds shall be transferred to the Stock Trust for the benefit of Holders of Allowed Securities Law Claims and Allowed Class 8 Equity Interests, for treatment according to section 8.10(d) of the Plan. There may be no such distributions to the Stock Trust.
As described further below, information as to the Company’s assets and liabilities as of the most recent practicable date is contained in the Company’s monthly operating report for the period ending June 30, 2013, which is attached hereto as Exhibit 99.3 and is incorporated herein by reference.
The Company intends to file a Form 15 with the Securities and Exchange Commission to provide notice of the suspension of its reporting obligation under Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Upon filing a Form 15, the Company will immediately cease filing any further periodic reports under the Exchange Act.
Item 8.01    Other Events.
Monthly Operating Reports
On July 19, 2013, the Debtors filed their monthly operating report for the period beginning May 1, 2013 and ending May 31, 2013 (the “May 2013 Report”) with the Bankruptcy Court and submitted the May 2013 Report to the Office of the United States Trustee. The May 2013 Report is furnished with this Current Report on Form 8-K as Exhibit 99.2.
On August 9, 2013, the Debtors filed their monthly operating report for the period beginning June 1, 2013 and ending June 30, 2013 (the “June 2013 Report”) with the Bankruptcy Court and submitted the June 2013 Report to the Office of the United States Trustee. The June 2013 Report is furnished with this Current Report on Form 8-K as Exhibit 99.3.

The May 2013 Report and June 2013 Report contain unaudited financial information that has not been reviewed by independent accountants, is limited to the Debtors and is in a format prescribed by applicable bankruptcy laws. The financial information related to the Debtors included in the May 2013 Report and June 2013 Report has been prepared to conform with specific instructions from the U.S. Trustee and is not presented in accordance with generally accepted accounting principles (“GAAP”) or SEC regulations applicable to financial statements contained in periodic reports filed with the SEC. Preparation of the Debtors’ financial statements in accordance with GAAP could result in material reconciliations and adjustments to certain financial information presented in the May 2013 Report and June 2013 Report.
The May 2013 Report and June 2013 Report also may contain information for periods that are different from those contained in the reports the Company has filed pursuant to the Exchange Act.
Such information also may not be indicative of the financial condition or operating results of the Company and its subsidiaries for the periods reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act, or of future results. The financial information in the May 2013 Report and June 2013 Report is not presented on a consolidated basis and does not present the consolidated results of the Company. Accordingly, the financial statements in the May 2013 Report and June 2013 Report cannot be compared with the consolidated financial condition and results of operations that the Company has reported in its Exchange Act filings. Investors and potential investors should not place undue reliance upon the information contained in the May 2013 Report and June 2013 Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company.
While every effort has been made to assure the accuracy and completeness of the May 2013 Report and June 2013 Report, errors or omissions may have inadvertently occurred and the Company reserves the right to amend the May 2013 Report and June 2013 Report as necessary.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Title
99.1	Second Amended Chapter 11 Plan of Liquidation of THQ Inc. and its Affiliated Debtors, dated as of July 16, 2013.
99.2	Monthly Operating Report for the period beginning May 1, 2013 and ending May 31, 2013.
99.3	Monthly Operating Report for the period beginning June 1, 2013 and ending June 30, 2013.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 13, 2013
THQ INC.

By: /s/ Edward L. Kaufman
Name: Edward L. Kaufman
Title: President

EXHIBIT INDEX

Exhibit No.	Title
99.1	Second Amended Chapter 11 Plan of Liquidation of THQ Inc. and its Affiliated Debtors, dated as of July 16, 2013.
99.2	Monthly Operating Report for the period beginning May 1, 2013 and ending May 31, 2013.
99.3	Monthly Operating Report for the period beginning June 1, 2013 and ending June 30, 2013.